First Quarter 2010
Earnings Call

Supplemental Slides
Exhibit 99-2

The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current views with respect to future events and financial performance.
These estimates, projections and other forward-looking information are based on assumptions that
HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2009, and our Form 10-Q for the quarter ended March 31, 2010, when filed, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United
States. Our Form 8-K, dated May 4, 2010, to which the following supplemental slides are attached as
Exhibit 99.2, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Q1 2010 Highlights 4
High-Quality Care 5
Revenues (Q1 2010 vs. Q1 2009) 6
Expenses (Q1 2010 vs. Q1 2009) 7
Adjusted Consolidated EBITDA (Q1 2010 vs. Q1 2009) 8
Adjusted Income per Diluted Share (Q1 2010 vs. Q1 2009) 9
Net Cash Provided by Operating Activities (Q1 2010 vs. Q1 2009) 10
Adjusted Free Cash Flow (Q1 2010 vs. Q1 2009) 11
Debt Outstanding and Liquidity 12
2010 Guidance .... 13 - 14
Business Outlook 15
Growth 16
Appendix 17
Discharge Growth - Historical 18
Cost-Effective Care 19
Readmission Rates 20
Regulatory Uncertainty 21
Revenues (Sequential) & Payment Sources (Q1 2010 vs. Q1 2009) 22
Expenses (Sequential) 23
Operational and Labor Metrics 24
Debt Profile 25
Interest Rate Swaps 26
Non-Operating Cash/Tax Position 27
Outstanding Share Summary 28
US GAAP Reconciliations .... 29 - 30

HEALTHSOUTH

Table of Contents

Q1 2010 Highlights
 ✓ Revenue growth of 3.8%
 – Driven by pricing, payor mix, higher patient acuity, and higher discharge volume
 ✓ Discharge growth of 1.1%
 – Steep ramp-up in January, due to strong December discharges
 – Weather-related disruption to discharge patterns in February
 – Strong March discharge growth
 ✓ High-quality, cost-effective patient care
 – Continued disciplined expense management and labor productivity gains
 – Continued emphasis on quality outcomes
 ✓ Leverage ratio reduced to 4.2x (1) from 4.3x at year-end.

(1) Based on trailing four quarter Adjusted Consolidated EBITDA of $391.0 million; reconciliation to GAAP provided on slides 29 through 30.

32.0
30.0
28.0
26.0
24.0
22.0
20.0
18.0
16.0
14.0
30.7
27.4
HealthSouth Average
UDS Average *

2.8
2.6
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
2.67
2.35
HealthSouth Average
UDS Average **

HEALTHSOUTH

FIM Gain
LOS Efficiency
LOS Efficiency = Functional gain
divided by length of stay
Source: UDSmr Database - On Demand
Reports: Q1 2010 Report
FIM Gain = Change in Functional
Independent Measurement (based
on an 18 point assessment) from
Admission to Discharge
** Average = Expected, Risk-adjusted LOS Efficiency
High-Quality Care
 * Average = Expected, Risk-adjusted FIM Change Average

(Millions)	Q1 2010	Q1 2009	Favorable (Unfavorable) Change
Inpatient	$ 451.8	$ 431.3	4.8%
Outpatient and other	39.2	41.6	(5.8%)
Consolidated net operating	$ 491.0	$ 472.9	3.8%
(Actual Amounts)			
Discharges	27,998	27,699	1.1%
Net patient revenue / discharge	$ 16,137	$ 15,571	3.6%

HEALTHSOUTH

Revenues (Q1 2010 vs. Q1 2009)
• Inpatient revenue growth was driven by:
 – 2.5% Medicare market basket increase effective October 1, 2009
 – Discharge growth of 1.1% quarter-over-quarter
 – Increase in percentage of Medicare patients treated
• Outpatient revenue declined primarily as a result of 10 fewer outpatient satellite clinics quarter over quarter.

(Millions)	Q1 2010		Q1 2009		Favorable/ (Unfavorable) Change
Salaries and benefits	$	241.9	$	233.3	(3.7%)
Percent of net operating revenues		49.3%		49.3%	0 bps
EPOB (employees per occupied bed)		3.41		3.47	1.7%
Hospital-related expenses	$	113.7	$	114.1	0.4%
(other operating, supplies, occupancy, bad debts)					
Percent of net operating revenues		23.2%		24.1%	90 bps
General and administrative	$	22.5	$	21.8	(3.2%)
(excludes stock-based compensation)					
Percent of net operating revenues		4.6%		4.6%	0 bps

HEALTHSOUTH

Expenses (Q1 2010 vs. Q1 2009)
• Disciplined expense management
• Solid labor productivity as reflected in EPOB

Adjusted Consolidated EBITDA(1) (Q1 2010 vs. Q1 2009)
(1) Reconciliation to GAAP provided on slides 29 through 30.
In arriving at Adjusted Consolidated EBITDA, the following were excluded from line items:
(2) Restructuring charges associated with closed outpatient satellite clinics of $0.0, $0.0, and $0.3 million, respectively, which reduced occupancy costs.
(3) Stock-based compensation expense of $3.8, $3.7, and $13.4 million, respectively, which reduced general and administrative expenses.
(4) Impairments related to investments of $0.0, $0.7 and $1.4 million, respectively, which increased other income.
(5) Noncontrolling interests related to discontinued operations of $0.0, $0.3 and $0.6 million, respectively, which reduced noncontrolling interests expense.
Adjusted Consolidated EBITDA increased $8.0 million, or 8.1%, Q1 2010 vs. Q1 2009
(Millions)	Q1 2010	Q1 2009	2009
Net operating revenues	$ 491.0	$ 472.9	$ 1,911.1
Operating expenses:
Salaries and benefits	241.9	233.3	948.8
Hospital-related expenses:
Other operating expenses	66.9	66.9	271.4
Supplies	28.3	27.4	112.4
Occupancy costs (2)	11.6	12.0	47.3
Provision for doubtful accounts	6.9	7.8	33.1
	113.7	114.1	464.2
General and administrative expenses (3)	22.5	21.8	91.1
Equity in nonconsolidated affiliates	2.6	2.5	4.6
Other income (4)	0.7	0.5	4.8
Noncontrolling interests (5)	(9.8)	(8.3)	(33.4)
Adjusted Consolidated EBITDA	$ 106.4	$ 98.4	$ 383.0

(Millions, except per share data)	Q1 2010	Q1 2009	Change	
Adjusted income from continuing operations [(1)]	$ 51.9	$ 39.7	$ 12.2	30.7%
Weighted average diluted shares outstanding	108.0	100.9	7.1	7.0%
	Per Share		**Per Share**	
Adjusted income from continuing operations per diluted share [(1)]	$ 0.48	$ 0.39	$ 0.09	23.1%

HEALTHSOUTH

Adjusted Income per Diluted Share (1) (Q1 2010 vs. Q1
2009)
(1) Reconciliation to GAAP provided on slides 29 through 30.
• The improvement was driven by:
 – Higher Adjusted Consolidated EBITDA
 – Lower interest expense as a result of lower debt balances and a lower LIBOR rate

• 5 million shares were issued on September 30, 2009, related to the 2006 securities litigation settlement.

Reconciliation of Adjusted Consolidated EBITDA [(1)] to Net Cash Provided by Operating Activities

	Q1 2010	Q1 2009	2009
Adjusted Consolidated EBITDA	$ 106.4	$ 98.4	$ 383.0
Provision for doubtful accounts	6.9	7.8	33.1
Professional fees—accounting, tax, and legal	(2.9)	(4.8)	(8.8)
Interest expense and amortization of debt discounts and fees	(30.5)	(34.4)	(125.8)
UBS Settlement proceeds, gross	-	100.0	100.0
Equity in net income of nonconsolidated affiliates	(2.6)	(2.5)	(4.6)
Net income attributable to noncontrolling interests in continuing operations	9.8	8.3	33.4
Amortization of debt discounts and fees	1.7	1.6	6.6
Distributions from nonconsolidated affiliates	2.1	1.5	8.6
Current portion of income tax (expense) benefit	(2.1)	0.3	7.3
Change in assets and liabilities	(0.7)	9.0	(0.8)
Change in government, class action and related settlements liability	(0.8)	(1.7)	(11.2)
Other operating cash used in discontinued operations	(2.2)	(0.5)	(13.5)
Other	(0.3)	0.1	(1.2)
Net cash provided by operating activities	$ 84.8	$ 183.1	$ 406.1

HEALTHSOUTH

(1) Notes on page 30.
Net Cash Provided by Operating Activities (Q1 2010 vs. Q1 2009)

Reconciliation of Net Cash provided by Operating Activities to Adjusted Free Cash Flow

(Millions)	Q1 2010	Q1 2009	2009
Net cash provided by operating activities	$ 84.8	$ 183.1	$ 406.1
Impact of discontinued operations	2.2	0.5	13.5
Net cash provided by operating activities of continuing operations	87.0	183.6	419.6
Capital expenditures for maintenance	(5.6)	(7.5)	(34.1)
Net settlements on interest rate swaps	(11.9)	(8.5)	(42.2)
Dividends paid on convertible perpetual preferred stock	(6.5)	(6.5)	(26.0)
Distributions paid to noncontrolling interests of consolidated affiliates	(11.1)	(8.5)	(32.7)
Non-recurring items:			
UBS Settlement proceeds, less fees to derivative plaintiffs' attorneys	-	(73.8)	(73.8)
Cash paid for professional fees - accounting, tax and legal	2.9	4.8	15.3
Cash paid for government, class action and related settlements	0.8	1.7	11.2
State and federal income tax refunds related to prior periods	(6.6)	(49.0)	(63.7)
Adjusted free cash flow	**$ 49.0**	**$ 36.3**	**$ 173.6**

HEALTHSOUTH

Adjusted Free Cash Flow (Q1 2010 vs. Q1 2009)

Debt Outstanding(1)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$2.04
$1.81
$1.66
$1.66
YE06
YE07
YE08
YE09
Mar-10

	Mar. 31 2010	Dec. 31, 2009
Cash Available	$ 116.8	$ 80.9
Revolver Total Line	$ 400.0	$ 400.0
Less:		
– Draws	-	-
– Letters of credit	-	-
Available	$ 400.0	$ 400.0
Total Liquidity	$ 516.8	$ 480.9

HEALTHSOUTH

 Debt to EBITDA 6.3x 6.3x 5.3x 4.3x 4.2x (1)
($ Billions)
Year-End 2011 Goal: 3.5x to 4.0x
Liquidity
Debt Outstanding and Liquidity
(1) Based on trailing four quarter Adjusted Consolidated EBITDA of $391.0 million; reconciliation to GAAP provided on slides 29 through 30.

Adjusted Consolidated EBITDA
$383
$390
$395
$400
$405
$410
$415
2009 Actual
Guidance:
$397
+4%
$407
+6%
Business Model:
$402
+5%
$414
+8%

HEALTHSOUTH

2010 Guidance: Adjusted Consolidated EBITDA (1)
Guidance
Based on the results of the first quarter, the Company expects its 2010 full-year performance will be at the high end of the guidance range.
Considerations
✓ IT “pilot” investment
✓ Integration of acquisitions
✓ Start-up costs at two new hospitals
✓ TeamWorks investment
(1) Reconciliation to GAAP provided on slides 29 through 30.

Adjusted EPS
$1.45
$1.55
$1.65
$1.75
2009 Actual
Guidance:
$1.60
+10%
$1.70
+17%
Business Model:
$1.67
+15%
$1.74
+20%

Considerations

HEALTHSOUTH

2010 Guidance:Adjusted Earnings per Diluted Share(1)
Guidance
Based on the results of the first quarter, the Company expects its 2010 full-year performance will be at the high-end of the guidance range.
✓ $3 million of additional stock-based compensation expense
✓ 5 million more diluted shares (Securities Litigation Settlement)
✓ 3-month LIBOR
(1) Reconciliation to GAAP provided on slides 29 through 30.

Business Outlook
3.5x to 4.0x Debt to EBITDA (by YE 2011)
(Exclusive of any E&Y settlement)
Organic growth through capacity
expansion and de novos
($60+ million in 2010)
IRF acquisitions/joint ventures
Deleveraging
Growth

Acquisitions of other,
complementary post-acute services
Reform
1.Pricing
2.Bundling
Sector
Regulation
Pilot/Demonstration
Projects
 • LTCH: admission criteria; 25% Rule; MMSEA extension
 • Home Health: outliers; reimbursement methodology
Deleveraging, Growth, Reform and Sector Regulation
 Market basket minus 25 bps Market basket minus 10 bps
      and productivity adjustment
 2010 2011 2012 2013

Location	Installed Beds	Operational Date
Mesa, AZ	40 Beds	Q3 2009
Loudoun County, VA	40 Beds	Q2 2010
Bristol, VA	25 Beds	Q3 2010

HEALTHSOUTH

Capacity expansions:
 • 100+ beds 2010
 De novos:
 Acquisitions/Joint Ventures:
 • Acquired the rehabilitation unit in Altoona, PA, through a newly formed joint venture and relocated its operations to
 one of our hospitals. (Q4 2009)
 • Expanded joint venture with St. Vincent Health System in
 Little Rock, AR, through the purchase of a 23-bed rehabilitation unit. (Q1 2010)
 • Entered into a definitive agreement to purchase Desert Canyon
 Rehabilitation Hospital, a 50-bed inpatient rehabilitation hospital located in southwest Las Vegas, NV. (close Q2 2010)

Growth
6 - 7 years (2)
2 - 4 years (1)
(1) Average investment per bed: $100 K to $250 K
(2) Average investment per bed: ~ $450 K.
6 - 7 years
Target Cash pay-back

Appendix

UDS Industry Sites
HLS Same Store
-0.5%
3.3%
-0.3%
5.7%
2.9%
8.1%
3.6%
9.7%
-0.2%
4.8%
1.3%
4.7%
1.6%
5.3%
0.1%
4.2%
Q108 vs. Q107
Q208 vs. Q207
Q308 vs. Q307
Q408 vs. Q407
Q109 vs. Q108
Q209 vs. Q208
Q309 vs. Q308
Q409 vs. Q408

30,000
25,000
20,000
15,000
10,000
5,000
-

	Q1	Q2	Q3	Q4
2007	25,519	25,418	24,371	24,853
2008	26,171	26,831	26,666	27,516
2009	27,699	28,379	28,125	28,772
2010	27,998			

HEALTHSOUTH

(1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including 90 HealthSouth sites.
(2) Includes 90 consolidated HealthSouth inpatient rehab hospitals and six long-term acute-care hospitals.
Discharge Growth - Historical
HealthSouth vs. Industry
Quarterly Discharges
✓ HealthSouth’s volume
 growth has outpaced
 competitors’
✓ TeamWorks = standardized
 sales & marketing
✓ Capacity expansions will
 help facilitate organic
 growth:
 – 100+ beds will be added
 in 2010.
 •
Trailing 4 quarters
Industry Avg. is 1.0%
(1)
(2)

Cost-Effective Care
CMS Fiscal Year 2010 IRF Rate Setting File Analysis (1)
	Freestanding (2)	Units (2)	Total	HealthSouth
				Hospitals (2)
Number of IRFs	228	953	1,181	94
Average # of Discharges per IRF	649	237	316	822
Outlier Payments as % of Total Payments	1.32%	4.08%	3.00%	0.43%
Average Estimated Total Payment per Discharge for FY 2010	$16,452	$16,741	$16,626	$15,996
Average Estimated Cost per Discharge for FY 2010	$14,021	$17,207	$15,945	$12,633
Notes:
(1)  All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2010 IRF rate setting final rule file found at http://www.cms.hhs.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The data presented was developed entirely by
 CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes.
 Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,181 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2010 Final IRF-
 PPS Rule. Most of the data represents historical information from the CMS fiscal year 2008 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and HealthSouth. HealthSouth is a
 subset of Freestanding and the Total.

Post-Acute Care ("PAC") Setting	Percent Discharged from Hospital to PAC Setting	Percent Rehospitalized after Using PAC Setting	Percent Died in PAC Setting
Skilled Nursing Facility	17.3%	22.0%	5.4%
Home Health	16.0%	18.1%	0.8%
Long-Term Care Hospital	1.0%	10.0%	15.5%
Inpatient Rehabilitation	3.2%	9.4%	0.4%
Inpatient Psychiatric	0.5%	8.7%	0.4%
Hospice	2.1%	4.5%	82.2%
TOTAL	40.0%	18.0%	6.2%

HEALTHSOUTH

Readmission Rates
Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June 2008)

Future Regulatory Risk	IRF	SNF	LTCH	HH

1. Re-basing payment system	No	Yes; RUGS IV delayed until 10/01/11 (per PPACA)	No	Yes; would be required as part of PPACA starting in 2014
2. Major outlier payment adjustments	No	No	Yes; will occur when MMSEA relief expires (short stay outliers)	Yes; 10% cap per agency; 2.5% taken out of outlier pool (per PPACA)
3. Upcoding adjustments	No	Yes; occurring in FY 2010	Yes; occurring in FY 2010 and proposed (-2.5%) for FY 2011	Yes; occurring in CYs 2010 and 2011
4. Patient criteria	No; 60% Rule already in place	No	Study dictated as part of MMSEA	PPACA requires a “face-to-face” encounter between physicians (or clinicians working with them) and patients before HH services are prescribed
5. Healthcare Reform
– Market basket update reductions	– Known	– Known	– Known	– Known
– Productivity adjustments	– Begins 2012	– Begins 2012	– Begins 2012	– Begins 2015
– Bundling	– Pilot to be established by 2013	– Pilot to be established by 2013	– Pilot to be established by 2013	– Pilot to be established by 2013
– Independent Medicare Advisory Board	– FY 2019	– FY 2015	– FY 2019	– CY 2015
– New quality reporting requirements	– Begins 2014	– N/A	– Begins 2014	– N/A
– Value based purchasing	– Pilot begins 2016	– Post 2012	– Pilot begins 2016	– Post 2012
6. Other	N/A	N/A	25% Rule will be reinstituted when MMSEA moratorium expires	N/A
Regulatory Uncertainty
Sources: Healthcare Reform Bill (PPACA, HERA),CMS Regulatory published rules and MMSEA

Revenues (Sequential)

(Millions, except percent)	Q1 2010	Q4 2009	Favorable (Unfavorable) Change
Inpatient	$ 451.8	$ 445.7	1.4%
Outpatient and other	39.2	40.5	(3.2%)
Consolidated net operating	$ 491.0	$ 486.2	1.0%
(Actual Amounts)			
Discharges	27,998	28,772	(2.7%)
Net patient revenue / discharge	$ 16,137	$ 15,491	4.2%

	Q1 2010	Q1 2009
Medicare	70.4%	67.8%
Medicaid	1.8%	2.2%
Workers' compensation	1.6%	1.7%
Managed care and other discount plans (1)	21.7%	22.4%
Other third-party payors	2.2%	3.3%
Patients	1.1%	1.2%
Other income	1.2%	1.4%
Total	100.0%	100.0%

HEALTHSOUTH

Payment Sources (Q1 2010 vs. Q1 2009)
(1) Managed Medicare revenues represent ~ 7% and 8% of total revenues for Q1 2010 and Q1 2009, respectively, and are included in
 “Managed care and other discount plans.”

(Millions, except percent)	Q1 2010	Q4 2009	Favorable (Unfavorable) Change
Salaries and benefits	$ 241.9	$ 243.7	0.7%
Percent of net operating revenues	49.3%	50.1%	80 bps
EPOB (employees per occupied bed)	3.41	3.55	3.9%
Hospital related expenses	$ 113.7	$ 119.2	4.6%
(other operating, supplies, occupancy, bad debts)			
Percent of net operating revenues	23.2%	24.5%	130 bps
General and administrative	$ 22.5	$ 24.7	8.9%
(excludes stock-based compensation)			
Percent of net operating revenues	4.6%	5.1%	50 bps

HEALTHSOUTH

Expenses (Sequential)

Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009	2009
				(In Millions)		
Net patient revenue-inpatient	$ 451.8	$ 445.7	$ 429.2	$ 437.2	$ 431.3	$ 1,743.4
Net patient revenue-outpatient and other revenues	39.2	40.5	41.2	44.4	41.6	167.7
Net operating revenues	$ 491.0	$ 486.2	$ 470.4	$ 481.6	$ 472.9	$ 1,911.1
				(Actual Amounts)		
Discharges (2)	27,998	28,772	28,125	28,379	27,699	112,975
Outpatient visits	255,445	265,067	281,913	291,944	283,621	1,122,545
Average length of stay	14.6	14.0	14.3	14.4	14.6	14.3
Occupancy %	69.2%	66.5%	67.0%	69.4%	69.9%	67.3%
# of licensed beds	6,563	6,572	6,507	6,454	6,443	6,572
Occupied beds	4,542	4,370	4,360	4,479	4,504	4,423
Full-time equivalents (FTEs) (3)	15,416	15,428	15,528	15,590	15,469	15,504
Contract labor	82	64	60	120	143	97
Total FTE and contract labor	15,498	15,492	15,588	15,710	15,612	15,601
EPOB (4)	3.41	3.55	3.58	3.51	3.47	3.53

HEALTHSOUTH

Operational and Labor Metrics (1)
(1) Numbers have been reclassified to reflect current continuing operations.
(2) Represents discharges from HealthSouth’s 90 consolidated hospitals and 6 LTCHs.
(3) Excludes approximately 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(4) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

$16.1
$20.8
$20.2
$451.5
$9.4
$289.4
$505.9
$5.5
$6.0
$4.1
$292.5
$46.2
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

	Debt Balances [1] Mar. 31, 2010	Debt Balances [1] Dec. 31, 2009	2010 YTD Debt Reduction
Advances under $400 million revolving credit facility, March 2012	$ -	$ -	$ -
Term loan facility - March 2013, 2015	749.4	751.3	(1.9)
Bonds payable:			-
10.75% Senior Notes due 2016	495.0	494.9	0.1
8.125% Senior Notes due 2020	285.2	285.2	-
Other bonds payable	1.8	1.8	-
Other notes payable	28.0	28.0	-
Capital lease obligations	97.9	101.3	(3.4)
Total	$ 1,657.3	$ 1,662.5	$ (5.2)
Debt to EBITDA [2]	4.2x	4.3x	

HEALTHSOUTH

4 i A.D. u r e O u A
Debt Profile
Debt Maturities
As of March 31, 2010
= Term Loan maturities
= 10.75% Fixed
= 8.125% Fixed
= Capital leases & term
 loan amortization
(1) The Company had $116.8 million in cash and cash equivalents as of March 31, 2010.
(2) Based on trailing four quarter Adjusted Consolidated EBITDA of $391.0 million; reconciliation to GAAP provided on slides 29 through 30.
3 month
LIBOR
plus
225 bps
3 month
LIBOR
plus
375 bps

Interest Rate Swaps
(Millions)
(1) In October 2009, the credit agreement was amended. The maturity for $300 million of the term loan has been extended to 2015. The extended portion of the term loan will bear an interest rate of Libor plus 375.
(2) Cash settlements flow through investing activities.
(3) In June 2009, we entered into a receive-fixed rate swap as a mirror offset to $100.0 million of the $1,056 million interest rate swap.
(4) Forward-starting interest rate swaps (designated as cash flow hedges). Cash settlements will flow through operating activities as part of interest expense.
Floating Rate Debt Balances	Mar. 31, 2010	Floating Interest Rate
Advances under $400 million revolving credit facility	$ -	Libor plus 300
Term Loan facility due 2013	450.9	Libor plus 225
Term Loan facility due 2015 (1)	298.5	Libor plus 375 (1)
Total	$ 749.4

	Notional Amount	Cash payment if LIBOR = 0.30%
		2010				2011
Swap Settlement		Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Does not Qualify for Hedge Accounting (2)
Net notional amount of interest rate swaps (3)	$ 884.0	11.9	11.2	11.1	11.0	10.9	-	-	-
Receive 3 month Libor and pay 5.22% fixed

Does Qualify for Hedge Accounting (4)
Notional amount of the interest rate swap	$ 100.0		-	-	-		0.6	0.6	0.6
Receive 3 month Libor and pay 2.6% fixed

Notional amount of the interest rate swap	$ 100.0		-	-	-		0.7	0.7	0.7
Receive 3 month Libor and pay 2.9% fixed

Non-Operating Cash/Tax Position
Cash Refunds as of Mar. 31, 2010
• Federal tax recoveries virtually complete.
• State tax refunds in progress.
 – Approx. $6.5 million received in Q1
 2010.
 – Approx. $1.1 million net receivable on
  the balance sheet.
Future Cash Tax Payments
• Expect to pay about $5-7 million per year of income
 tax.
 – State income tax.
 – Alternative Minimum Tax (AMT).
• The Company does not expect to pay significant
 federal income taxes for the next 10-12 years, due
 to approximately $905 million in deferred tax assets
 as of 12/31/09 outlined in the 2009 Form 10-K. The
 majority of the deferred tax assets is related to
 NOLs.
 – At this time, we do not believe the use
  of NOLs will be limited before they
  expire, however, no assurances can
  be provided.
• HealthSouth is not currently subject to an annual
 use limitation (AUL) under the Internal Revenue
 Code section 382.
• If we experienced a “change of ownership” as
 defined by the Internal Revenue Code section 382,
 we would be subject to an AUL, which is equal to
 the value of the company at the time of the “change
 of ownership” multiplied by the long-term tax exempt
 rate.
GAAP Considerations
• HealthSouth’s balance sheet currently
 reflects a valuation allowance for the
 potential value of NOLs and future
 deductions. The valuation allowance is
 approximately $893 million.

• GAAP tax rate will net to small amount for
 foreseeable future as there will be a
 reduction in the valuation allowance when
 NOLs are utilized.

Weighted Average for the Period			
	Q1 2010	Q1 2009	Year-End 2009	Year-End [1] 2008
Basic Shares outstanding [2] [3]	92.7	87.5	88.8	83.0
Diluted Shares outstanding [2] [3] [4]	108.0	100.9	103.3	96.4

	End of Period			
	Q1 2010	Q1 2009	Year-End 2009	Year-End [1] 2008
Basic Shares outstanding [2] [3]	92.7	87.5	92.6	87.4
Diluted Shares outstanding [2] [3] [4]	108.0	100.9	107.8	100.7

HEALTHSOUTH

Outstanding Share Summary
(Millions)
Notes:
(1) Completed an equity offering for 8.8 million shares on June 27, 2008.
(2)  Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(3) The agreement to settle our class action securities litigation received final court approval in January 2007. These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares. The warrants at a strike price of $41.40 were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(4) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

Three Months Reconciliation of Net Income to Adjusted Income from
Continuing Operations and Adjusted Consolidated EBITDA (1) (3) (4)
(1) (2) (3) (4) - Notes on page 30.

	Q1 2010		Q1 2009		2009
(In Millions, Except per Share Data)		Per Share (2)		Per Share (2)		Per Share (2)
Net income	$ 50.5	$ 0.54	$ 53.5	$ 0.61	$ 128.8	$ 1.45
Loss (income) from discontinued operations, net of tax,
attributable to HealthSouth	3.1	$ 0.03	3.0	0.03	(1.5)	(0.02)
Net income attributable to noncontrolling interests	(9.8)	(0.11)	(8.6)	(0.10)	(34.0)	(0.38)
Income from continuing operations attributable to HealthSouth	43.8	0.47	47.9	0.55	93.3	1.05

Government, class action, and related settlements	-	-	(15.9)	(0.18)	36.7	0.41
Professional fees - accounting, tax, and legal	2.9	0.03	4.8	0.05	8.8	0.10
Gain on early extinguishment of debt	-	-	(1.8)	(0.02)	-	-
Loss on interest rate swaps	4.3	0.05	5.0	0.06	19.6	0.22
Adjustment for prior period amounts in tax provision	0.9	0.01	(0.3)	(0.00)	(8.8)	(0.10)
Adjusted income from continuing operations	51.9	0.56	39.7	0.45	149.6	1.68
Adjustment for dilution		(0.08)		(0.06)		(0.23)
Adjusted income from continuing operations per diluted share		$ 0.48		$ 0.39		$ 1.45

Current period amounts in tax provision	1.6		1.5		5.6
Interest expense and amortization of debt discounts and fees	30.5		34.4		125.8
Depreciation and amortization	18.3		17.4		70.9
	102.3		93.0		351.9
Other adjustments per the Company's credit agreement:
Impairment charges, including investments	-		0.7		1.4
Net noncash loss on disposal of assets	-		1.0		3.5
Loss on early extinguishment of debt	0.3		-		12.5
Stock-based compensation expense	3.8		3.7		13.4
Other	-		-		0.3
Adjusted Consolidated EBITDA	$ 106.4		$ 98.4		$ 383.0
Weighted average common shares outstanding:
Basic		92.7		87.5		88.8
Diluted		108.0		100.9		103.3

Reconciliation Notes
1. Adjusted income from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. The Company’s leverage ratio (Total Consolidated Debt to Adjusted Consolidated EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted
 Consolidated EBITDA and leverage ratio as liquidity measures on an ongoing basis.
 These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted
 Consolidated EBITDA are two components of our guidance.
4. The Company’s Credit Agreement allows certain other items to be added to arrive at
 Adjusted Consolidated EBITDA, and there may be certain other deductions required.